EXHIBIT 10.14
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”), dated as of January 26, 2009, by and among the lender listed on the signature pages hereof as Lender (the “Lender”), DYNAMEX INC., a Delaware corporation (the “Borrower”), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, DYNAMEX FRANCHISE HOLDINGS, INC., a Delaware corporation, DYNAMEX DOMESTIC FRANCHISING, INC., a Delaware corporation, DYNAMEX FLEET SERVICES, INC., a Delaware corporation, BANK OF AMERICA, N.A., in its capacity as a lender (the “Lender”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lender (in such capacity, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of April 22, 2005, that certain Second Amendment to Credit Agreement, dated as of November 10, 2005, that certain Third Amendment to Credit Agreement, dated as of December 23, 2005, that certain Fourth Amendment to Credit Agreement, dated as of July 21, 2006, that certain Fifth Amendment, dated as of October 5, 2006, that certain Sixth Amendment to Credit Agreement, dated as of July 31, 2007, and that certain Seventh Amendment to Credit Agreement, dated as of September 17, 2008 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested an amendment to the Credit Agreement.
     C. The Lender and the Administrative Agent hereby agree to such request, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENT. The dollar amount “$7,500,000” which is set forth on the fourth line of Section 2.13(a) of the Credit Agreement is hereby amended to be “$10,000,000”.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after giving effect to the amendment provided for in Section 1 of this Eighth Amendment:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Eighth Amendment, (ii) this Eighth Amendment has been duly executed and delivered by the Borrower, and (iii) this Eighth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Eighth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower) not previously obtained is required for the execution, delivery or performance by the Borrower of this Eighth Amendment.
     3. CONDITIONS OF EFFECTIVENESS. This Eighth Amendment shall be effective as of January 26, 2009, upon satisfaction of the following conditions:
     (a) the representations and warranties set forth in Section 2 of this Eighth Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by the Lender;
     (c) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by the Borrower and acknowledged by each other Loan Party; and
     (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.
     4. LOAN PARTY’S ACKNOWLEDGMENT. By signing below, each Loan Party (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Eighth Amendment, (b) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Eighth Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.
     5. RELEASE. IN CONSIDERATION OF THE LENDER’S EXECUTION OF THIS EIGHTH AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDER, AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A “RELEASED PARTY”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS EIGHTH AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “OBLIGATIONS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS EIGHTH AMENDMENT.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Eighth Amendment.
     (b) Except as expressly set forth herein, this Eighth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lender under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Eighth Amendment and the other instruments and documents to be delivered hereunder.

     8. EXECUTION IN COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Eighth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.
     10. HEADINGS. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS EIGHTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the date first above written.

DYNAMEX INC.

By:	/s/ RAY E. SCHMITZ
Ray E. Schmitz
Vice President

DYNAMEX OPERATIONS EAST, INC.
DYNAMEX OPERATIONS WEST, INC.
DYNAMEX CANADA HOLDINGS, INC.
DYNAMEX PROVINCIAL COURIERS, INC.
DYNAMEX FRANCHISE HOLDINGS, INC.
DYNAMEX DOMESTIC FRANCHISING, INC.
DYNAMEX FLEET SERVICES, INC.

By:	/s/ RAY E. SCHMITZ
Ray E. Schmitz
Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/S/ JENNIFER YAN
Jennifer Yan
Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/S/ JENNIFER YAN
Jennifer Yan
Vice President
Signature Page to Eighth Amendment